Exhibit 10.18(d)

AMENDMENT NUMBER TWO TO

STATEMENT OF WORK #3

FORD SYNC SYSTEM GEN 2

This Amendment Number Two (“Amendment”) to the Statement of Work #3 Ford Sync System Gen 2 (“SOW 3”) made and entered into June 29, 2010, between BSQUARE Corporation (“BSQUARE”) and Ford Motor Company (“Buyer”, “Ford” or “Company”), and as amended by Amendment Number One to SOW 3 between BSQUARE and Ford effective 30 September, 2010 (“Amendment Number One”) is entered into with an effective date of September 27, 2010 (the “Effective Date”). This Amendment is entered into in order to add additional personnel under the terms of SOW 3.

WHEREAS, BSQUARE and Ford agreed under Amendment Number One to amend and replace Table A and Table B of Attachment A of SOW 3; and

WHEREAS, the parties wish to add additional personnel and extend the time periods for the services of some existing personnel through this Amendment.

NOW, THEREFORE, the parties hereto agree as follows:

1. As of the Effective Date, the attached Table B-1 shall be added to Attachment A of SOW 3 as a new Table in Section 1. Buyer agrees to pay a total of $*** (the “Amendment 2 Fee”) for the personnel added pursuant to this Amendment in accordance with the rates and time periods specified in Table B-1. Overtime shall be permitted and paid in accordance with the other provisions of SOW 3. The fees for the resources specified in Table B-1 shall be invoiced monthly at 1/3 the total, plus any overtime with the prior written approval of Ford. Fees for partial months shall be prorated based on total calendar days in the month.

2. This Amendment may be executed in two counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

3. Except as altered by this Amendment, all terms of the SOW 3, as amended, shall remain undisturbed and in full force and effect.

BSQUARE CORPORATION		FORD MOTOR COMPANY

By:	/s/ Scott C. Mahan	By:	/s/ Jason Rodriguez
Printed Name & Title: Scott C. Mahan, CFO		Printed Name & Title: Jason Rodriguez - Buyer
Date:	10/14/2010	Date:	9/30/2010

Amendment 2 to SOW 3 Ford Sync Systems Gen 2 (9-29-10)(3).doc

Rev.5-28-09

Confidential treatment has been requested for portions of this amendment. This amendment omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this amendment has been filed separately with the Securities and Exchange Commission.

TABLE B-1

Name	Practice Area	Location	FCC Rate	Renewal Start Date	End Date	Extension Rate Total
FCC Additions
***	Applications	***	***	9/27/2010	12/31/2010	***
***	Quality Assurance	***	***	9/27/2010	12/31/2010	***
***	Quality Assurance	***	***	9/27/2010	12/31/2010	***
***	Applications	***	***	9/27/2010	12/31/2010	***
***	Applications	***	***	9/27/2010	12/31/2010	***
***	Applications	***	***	9/27/2010	12/31/2010	***
***	Quality Assurance	***	***	9/27/2010	12/31/2010	***
***	Quality Assurance	***	***	9/27/2010	12/31/2010	***
***	Platform	***	***	9/27/2010	10/1/2010	***
***	Hardware	***	***	9/27/2010	10/29/2010	***
***	Applications	***	***	9/27/2010	10/29/2010	***
***

Amendment 2 to SOW 3 Ford Sync Systems Gen 2 (9-29-10)(3).doc

Rev.5-28-09

Confidential treatment has been requested for portions of this amendment. This amendment omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this amendment has been filed separately with the Securities and Exchange Commission.

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